UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 29, 2020 (September 28, 2020)

Ennis, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Presidential Pkwy. Midlothian, Texas		76065

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 775-9801

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	EBF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

                   Compensatory Arrangements of Certain Officers.

On September 28, 2020, Richard L. Travis, Jr. retired from his positions as Chief Financial Officer and Treasurer of Ennis, Inc. (the “Company”). Mr. Travis’s retirement was for personal reasons and was not the result of any disagreement with respect to the Company’s operations, policies or practices.

On the same day, the Company appointed Vera Burnett, the Company’s current accounting manager, to assume Mr. Travis’s responsibilities as Chief Financial Officer and Treasurer on an interim basis. Ms. Burnett will also serve as the principal financial officer and principal accounting officer of the Company until a successor is named.

Ms. Burnett, 58, has served as our accounting manager since June 1997. Ms. Burnett joined the Company in February 1997. Ms. Burnett has a Bachelor of Business Administration degree in Accounting from the University of Texas at Arlington. She also holds designations as a Certified Public Accountant (CPA) and Chartered Global Management Accountant (CGMA). There are no arrangements or understandings required to be disclosed pursuant to Item 401(b) of Regulation S-K or family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. Similarly, there are no transactions with related persons required to be disclosed pursuant to Item 404(a) of Regulation S-K involving Ms. Burnett. Ms. Burnett’s compensation has not changed and is not expected to change as a result of this interim appointment.

The Company will conduct an executive search for Mr. Travis’s permanent successor and will consider both internal and external candidates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.

Date: September 29, 2020	By:	/s/ Michael D. Magill
Michael D. Magill
Executive Vice President and Corporate Secretary